                                                                    Exhibit 99.2

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  as Depositor

         MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST, SERIES 2007-2,
                                as Issuing Entity

                      HSBC BANK USA, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                             WELLS FARGO BANK, N.A.,
                 as Master Servicer and Securities Administrator

                                       and

                         TABERNA REALTY HOLDINGS TRUST,
                                    as Seller

                                   ----------

                          SALE AND SERVICING AGREEMENT

                            Dated as of June 27, 2007

                                   ----------

          Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2
                        Mortgage Loan Asset-Backed Notes

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS....................................................     1
   Section 1.01.   Definitions...........................................     1
   Section 1.02.   Other Definitional Provisions.........................     2

ARTICLE II CONVEYANCE OF MORTGAGE LOANS..................................     2
   Section 2.01.   Conveyance of Mortgage Loans to the Issuing Entity....     2
   Section 2.02.   Acceptance of Mortgage Loans by the Issuing Entity....     5
   Section 2.03.   Assignment of Interest in the Mortgage Loan Purchase
                   Agreement and Assignment Agreement....................     7
   Section 2.04.   Substitution of Mortgage Loans........................     9
   Section 2.05.   Representations and Warranties Concerning the
                   Depositor.............................................    10
   Section 2.06.   Representations and Warranties Regarding the Master
                   Servicer..............................................    11
   Section 2.07.   Assignment of Agreement...............................    12
   Section 2.08.   Representations, Warranties  and Covenants of the
                   Seller................................................    12

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............    13
   Section 3.01.   Master Servicer.......................................    13
   Section 3.02.   Monitoring of Servicer................................    14
   Section 3.03.   Fidelity Bond.........................................    15
   Section 3.04.   Power to Act; Procedures..............................    15
   Section 3.05.   Due-on-Sale Clauses; Assumption Agreements............    16
   Section 3.06.   Release of Mortgage Files.............................    16
   Section 3.07.   Documents, Records and Funds in Possession of Master
                   Servicer To Be Held for the Issuing Entity and the
                   Indenture Trustee.....................................    17
   Section 3.08.   Standard Hazard Insurance and Flood Insurance
                   Policies..............................................    18
   Section 3.09.   Presentment of Claims and Collection of Proceeds......    18
   Section 3.10.   Maintenance of the Primary Mortgage Insurance
                   Policies..............................................    19
   Section 3.11.   Indenture Trustee to Retain Possession of Certain
                   Insurance Policies and Documents......................    19
   Section 3.12.   Realization Upon Defaulted Mortgage Loans.............    20
   Section 3.13.   Compensation for the Master Servicer..................    20
   Section 3.14.   REO Property..........................................    20
   Section 3.15.   Annual Statement as to Compliance.....................    21
   Section 3.16.   Reports on Assessment of Compliance and Attestation...    22
   Section 3.17.   Periodic Filings......................................    25
   Section 3.18.   UCC...................................................    31
   Section 3.19.   Foreclosure Proceedings, and Optional Purchase of
                   Delinquent and Defaulted Mortgage Loans...............    32
   Section 3.20.   Monthly Advances......................................    32
   Section 3.21.   Compensating Interest Payments........................    33
   Section 3.22.   Compliance with Regulation AB.........................    33

ARTICLE IV ACCOUNTS......................................................    33
   Section 4.01.   Collection Accounts...................................    33

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   Section 4.02.   Master Servicer Collection Account....................    35
   Section 4.03.   Permitted Withdrawals and Transfers from the Master
                   Servicer Collection Account...........................    36
   Section 4.04.   Payment Account.......................................    37
   Section 4.05.   Permitted Withdrawals and Transfers from the Payment
                   Account...............................................    37

ARTICLE V THE MASTER SERVICER............................................    39
   Section 5.01.   Liabilities of the Master Servicer....................    39
   Section 5.02.   Merger or Consolidation of the Master Servicer........    39
   Section 5.03.   Indemnification of the Indenture Trustee, Owner
                   Trustee, the Master Servicer and the Securities
                   Administrator.........................................    40
   Section 5.04.   Limitations on Liability of the Master Servicer and
                   Others................................................    40
   Section 5.05.   Master Servicer Not to Resign.........................    42
   Section 5.06.   Successor Master Servicer.............................    42
   Section 5.07.   Sale and Assignment of Master Servicing...............    43

ARTICLE VI DEFAULT.......................................................    43
   Section 6.01.   Master Servicer Events of Default.....................    43
   Section 6.02.   Indenture Trustee to Act; Appointment of Successor....    45
   Section 6.03.   Notification to Noteholders...........................    46
   Section 6.04.   Waiver of Defaults....................................    46

ARTICLE VII MISCELLANEOUS PROVISIONS.....................................    47
   Section 7.01.   Amendment.............................................    47
   Section 7.02.   Recordation of Agreement..............................    48
   Section 7.03.   Governing Law.........................................    48
   Section 7.04.   Notices...............................................    48
   Section 7.05.   Severability of Provisions............................    49
   Section 7.06.   Successors and Assigns................................    49
   Section 7.07.   Article and Section Headings..........................    49
   Section 7.08.   Counterparts..........................................    49
   Section 7.09.   Notice to Rating Agencies.............................    49
   Section 7.10.   Termination...........................................    50
   Section 7.11.   No Petition...........................................    50
   Section 7.12.   No Recourse...........................................    50
   Section 7.13.   Additional Terms Regarding Indenture..................    50
   Section 7.14.   Third Party Beneficiary...............................    51

                               TABLE OF CONTENTS
                                  (continued)

                                       EXHIBITS                                PAGE
                                                                               ----
Exhibit A   - Mortgage Loan Schedule
Exhibit B   - Request for Release of Documents
Exhibit C   - Servicing Agreement
Exhibit D   - Assignment Agreement
Exhibit E   - Mortgage Loan Purchase Agreement
Exhibit F   - Form of Sarbanes-Oxley Certification
Exhibit G   - Form of Back-up Sarbanes-Oxley Certification
Exhibit H   - Additional Disclosure Notification
Exhibit I-1 - Additional Form 10-D Disclosure
Exhibit I-2 - Additional Form 10-K Disclosure
Exhibit I-3 - Form 8-K Disclosure Information
Exhibit J     Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit K     Form of Item 1123 Certification of Servicer

                          SALE AND SERVICING AGREEMENT

     Sale and Servicing Agreement dated as of June 27, 2007 (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, as depositor (the "Depositor"), Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, a Delaware statutory trust, as issuing entity (the "Issuing Entity"), HSBC Bank USA, National Association, a national banking association, as indenture trustee (the "Indenture Trustee"), Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Taberna Realty Holdings Trust, a Maryland real estate investment trust, as seller (in such capacity, the "Seller").

                              PRELIMINARY STATEMENT

     Prior to the Closing Date, the Sponsor purchased the Mortgage Loans from Wells Fargo and subsequently assigned all of its rights to the Mortgage Loans, including the representations and warranties with respect to the Mortgage Loans, to the Seller. On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement and the Assignment Agreement, pursuant to which the Seller has made as of the date hereof the representations and warranties regarding the Mortgage Loans that were assigned to the Seller by the Sponsor.

     On or prior to the Closing Date, pursuant to the Trust Agreement, the Depositor created Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, a Delaware statutory trust, for the purpose of holding the Mortgage Loans and issuing the Trust Certificates pursuant to the Trust Agreement and the Notes pursuant to the Indenture. Pursuant to this Agreement, on the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Issuing Entity and pursuant to the Indenture, the Issuing Entity will pledge all of its right, title and interest in and to the Mortgage Loans and other property acquired from the Depositor pursuant to this Agreement to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. In consideration for the Mortgage Loans and other property conveyed pursuant to this Agreement, the Depositor will receive from the Issuing Entity the Certificates evidencing the entire beneficial ownership interest in the Issuing Entity and the Notes representing indebtedness of the Issuing Entity.

     The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $645,969,567.67.

     In consideration of the mutual agreements herein contained, each of the Depositor, the Issuing Entity, the Master Servicer, the Securities Administrator, the Seller and the Indenture Trustee undertakes and agrees to perform their respective duties hereunder as follows:

                                    ARTICLE I
                                   Definitions

     Section 1.01. Definitions.

     For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein.

     Section 1.02. Other Definitional Provisions.

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                          Conveyance of Mortgage Loans

     Section 2.01. Conveyance of Mortgage Loans to the Issuing Entity.

          (a) The Depositor, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Issuing Entity without recourse all its right, title and interest in and to (i) the Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (ii) all funds on deposit from time to time in the Master Servicer Collection Account, excluding any investment income from such funds; (iii) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (iv) any REO Property; (v) (I) all rights under the Mortgage Loan Purchase Agreement and Assignment Agreement as assigned to the Issuing Entity to the extent provided in Section 2.03(a), (II) all rights under the

     Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto) and (III) the rights with respect to the Servicing Agreement, as assigned to the Issuing Entity by the Assignment Agreement; and (vi) any proceeds of the foregoing. Although it is the intent of the Depositor and the Issuing Entity that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Estate to the Issuing Entity pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Issuing Entity a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law.

          (b) In connection with such transfer and assignment of the Mortgage Loans, the Depositor shall deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian, on behalf of the Issuing Entity, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (or such related documents as have been delivered to the Depositor by the Seller pursuant to the Mortgage Loan Purchase Agreement):

          (i) The original Mortgage Note endorsed, "Pay to the order of ___________, without recourse" and signed in the name of the name of last endorsee, by an authorized officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger or other type of acquisition, the endorsement must be by "[name of last endorsee], successor [by merger to or in interest to, as applicable] [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], successor in interest to [previous name]." The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the last endorsee. A lost note affidavit (including a copy of the original Mortgage Note) may be delivered in lieu of the original Mortgage Note;

          (ii) The original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by the previous owner to be a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located;

          (iii) The original Assignment of Mortgage, executed in blank by either the Seller or its Servicer. If the Mortgage Loan was acquired by the last endorsee in a merger or other type of acquisition, the assignment must be by "[name of last assignee], successor [by merger to or in interest to, as applicable] [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the assignment must be by "[name of last assignee], successor in interest to [previous name];"

          (iv) The original policy of title insurance (or a preliminary title report if the original title insurance policy has not been received from the title insurance company);

          (v) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the Seller to be a true copy of the original of the assignment which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located;

          (vi) With respect to a Mortgage Loan that, according to the Mortgage Loan Schedule is covered by a primary mortgage insurance policy, the original or a copy of primary mortgage insurance certificate, if any;

          (vii) If indicated on the Mortgage Loan Schedule, originals of all assumption and modification agreements, if any, with originals or copies of the underlying instruments being modified;

          (viii) [Reserved];

          (ix) With respect to each Cooperative Loan:

               (A) the original proprietary lease;

               (B) the original recognition agreement;

               (C) the original security agreement;

               (D) the original or copy of the assignment of proprietary lease;

               (E) the original cooperative stock certificate and stock power executed by borrower in blank;

               (F) the original UCC-1 Financing Statements; and

               (G) the original UCC-3 Financing Statements; and

          (x) Power of Attorney, if applicable.

provided, however, that (1) in lieu of the foregoing, the Depositor may deliver to (or cause to be delivered to) the Custodian, the following documents, under the circumstances set forth below: (w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor (or its predecessor) in time to permit their delivery as specified above, the Depositor may deliver (or cause to be delivered) a true copy thereof with a certification by the Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (x) in lieu of the Security Instrument, assignment in blank or to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver (or cause to be delivered) photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor's agent, escrow agent or closing attorney; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans, the Depositor may deliver (or cause to be delivered) lost note affidavits; (2) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Originator and the Seller, between the Seller and the Depositor, between the Depositor and the Issuing Entity, and between the Issuing Entity and the Indenture Trustee; and (3) in the case of the Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to (or cause to be delivered to) the Indenture Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Depositor shall deliver (or cause to be delivered) such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian, promptly after they are received. No assignment of the Security Instrument described above will be recorded; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording at no expense to the Issuing Entity or the Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller or the Depositor and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof.

     Section 2.02. Acceptance of Mortgage Loans by the Issuing Entity.

          (a) The Issuing Entity acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt, subject to further review by the Custodian on its behalf and to the exceptions which may be noted by the Custodian on its behalf pursuant to the procedures described below, of the documents (or certified copies thereof) delivered to the Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, in trust for the use and benefit of all present and future Holders of the Notes issued pursuant to the Indenture. On the Closing Date, with respect to the Mortgage Loans, in accordance with the Custodial Agreement, the Custodian shall verify with respect to each Mortgage Loan by delivery to the Depositor, the Seller, the Indenture Trustee and the Issuing Entity of an Initial Certification, that (a) all documents described in Sections 2.01(b)(i), (ii), (iii), (iv) and (v) hereof and to the extent provided by
     Section 2.01(b) and all documents described in Sections 2.01(b)(vi), (vii),
     (viii), (ix) and (x) hereof, if applicable, are in its possession, (b) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan is correct and (d) each Mortgage Note has been endorsed and each Assignment of Mortgage has been executed as provided in Section 2.01 hereof. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Custodian thereof), the Custodian, in accordance with the Custodial Agreement, shall review each Mortgage File delivered to it and shall execute and deliver to the Depositor, the Seller, the Indenture Trustee and Issuing Entity an Interim Certification. In conducting such review, the Custodian will ascertain whether all documents required to be reviewed by it have been executed and received, and based on the Mortgage Loan Schedule, whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit A, or does not conform on its face to the review criteria specified in this Section (a "Material Defect"), the Custodian shall notify the Depositor, the Seller and the Indenture Trustee of such Material Defect in writing. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Custodian of the defect and if the Seller fails to correct or cure the Material Defect within the relevant period, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement within ninety (90) days from the Indenture Trustee's notification to provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such Material Defect relates solely to the inability of the Seller to deliver the original Security Instrument, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by the Seller within thirty days of its receipt of the original recorded document.

          (b) No later than 180 days after the Closing Date, the Custodian, in accordance with the Custodial Agreement, will review, for the benefit of the Noteholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor, the Seller, the Indenture Trustee and the Issuing Entity a Final Certification. In conducting such review, the Custodian will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds a Material Defect, the Custodian shall promptly notify the Seller and the Indenture Trustee in writing (provided, however, that with respect to those documents described in subsections (b)(iv), (v) and (vii) of Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered to the Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Custodian or the Indenture Trustee of the Material Defect and if the Seller is unable to cure such Material Defect within such period, and if such Material Defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement within ninety (90) days from the Custodian's or Indenture Trustee's notification to provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt but in no event later than 360 days after the Closing Date.

          (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with the Mortgage Loan Purchase Agreement as required by Subsections 2.02(a) or (b) above, the Seller shall remit to the Master Servicer the Repurchase Price for deposit in the Master Servicer Collection Account and the Seller shall provide to the Securities Administrator and the Indenture Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Master Servicer Collection Account, the Indenture Trustee (upon receipt of a Request for Release in the form of Exhibit B attached hereto with respect to such Mortgage Loan and certification that the Repurchase Price has been deposited in the Master Servicer Collection Account), shall cause the Custodian to release to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by or on behalf of the Seller, as are necessary to vest in the Seller (or its designee) title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor, the Indenture Trustee and the Custodian, to reflect such repurchase and shall promptly deliver to the Rating Agencies, the Indenture Trustee, the Custodian and the Issuing Entity a copy of such amendment. The obligation of the Seller to repurchase or substitute for any Mortgage Loan a Substitute Mortgage Loan as to which such a Material Defect in a constituent document exists shall be the sole remedy respecting such Material Defect available to the Issuing Entity, the Noteholders or to the Indenture Trustee on their behalf. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files, including but not limited to certain insurance policies and documents contemplated by this Agreement or the Indenture, and preparation and delivery of the certifications shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.

     Section 2.03. Assignment of Interest in the Mortgage Loan Purchase Agreement and Assignment Agreement.

          (a) The Depositor hereby assigns to the Issuing Entity, all of its right, title and interest in the Mortgage Loan Purchase Agreement and the Assignment Agreement, including but not limited to the Seller's rights and obligations pursuant to the Servicing Agreement. The Depositor hereby acknowledges that such right, title and interest in the Mortgage Loan Purchase Agreement and Assignment Agreement will be pledged by the Issuing Entity to the Indenture Trustee pursuant to the Indenture. The obligations of the Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Depositor's, the Issuing Entity's, the

     Indenture Trustee's and the Noteholders' sole remedy for any breach thereof. At the request of the Issuing Entity or the Indenture Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders and shall execute such further documents as the Issuing Entity or the Indenture Trustee may reasonably require in order to enable the Indenture Trustee to carry out such enforcement.

          (b) If the Depositor, the Seller, the Securities Administrator, the Issuing Entity or the Indenture Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement or Assignment Agreement, which breach materially and adversely affects the value of the interests of the Issuing Entity, the Noteholders or the Indenture Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Seller, within 60 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Issuing Entity; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or Assignment Agreement, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the borrower. Any such purchase by the Seller shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and written notification detailing the components of such Repurchase Price. The Depositor shall submit to the Indenture Trustee and the Custodian a Request for Release, and the Indenture Trustee shall cause the Custodian to release, upon receipt of certification from the Master Servicer that the Repurchase Price has been deposited in the Master Servicer Collection Account, to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by or on behalf of the Seller, without recourse, representation or warranty as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly deliver to the Issuing Entity, Indenture Trustee, the Custodian and the Rating Agencies a copy of such amendment. Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuing Entity, the Noteholders or the Indenture Trustee on their behalf.

          (c) The Depositor hereby represents and warrants to the Issuing Entity as follows:

          (i) As of the Closing Date, no Mortgage Loan provides for interest other than at either (x) a single fixed rate in effect throughout the term of the Mortgage Loan or (y) a single

"variable rate" (within the meaning of Treasury Regulations Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

          (ii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (without regard to Treasury Regulations Section 1.860G-2(a)(3) or 1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period); and

          (iii) It is not intended that any Mortgage Loan is, without limitation, a "High Cost Loan" as defined by the Home Ownership and Equity Protection Act of 1994 or any other applicable anti-predatory lending laws.

     Section 2.04. Substitution of Mortgage Loans.

     Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Indenture Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in this Agreement. The Indenture Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and the Indenture Trustee shall cause the Custodian to notify the Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of Section 2.02. Within two Business Days after such notification, the Seller shall provide to the Master Servicer for deposit in the Master Servicer Collection Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Seller. After such notification to the Seller and, if any such excess exists, upon receipt of certification from the Master Servicer that such excess has been deposited in the Master Servicer Collection Account, the Indenture Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Estate and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Estate. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Indenture Trustee and the Custodian of a Request for Release for such Mortgage Loan), the Indenture Trustee shall cause the Custodian to release to the Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Seller shall deliver to

(or cause to be delivered to) the Custodian the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement and Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties made pursuant to the Mortgage Loan Purchase Agreement and the Assignment Agreement shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Indenture Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Issuing Entity, the Indenture Trustee, the Custodian and the Rating Agencies.

     Section 2.05. Representations and Warranties Concerning the Depositor.

     The Depositor hereby represents and warrants to the Issuing Entity, the Indenture Trustee, the Seller, the Master Servicer and the Securities Administrator as follows:

          (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

          (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms

(subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

          (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement; or

          (vii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (viii) immediately prior to the transfer and assignment to the Issuing Entity, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Issuing Entity free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     Section 2.06. Representations and Warranties Regarding the Master Servicer.

     The Master Servicer represents and warrants to the Issuing Entity, the Depositor, the Seller and the Indenture Trustee for the benefit of the Noteholders, as follows:

          (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

          (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

          (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

          (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

     The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

     Section 2.07. Assignment of Agreement.

     The Seller, the Depositor and the Master Servicer hereby acknowledge and agree that the Issuing Entity may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Seller, the Depositor or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Issuing Entity hereunder as shall be so assigned. The Issuing Entity shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Article II of this Agreement for breaches of the representations, warranties, agreements and covenants of the Seller contained in the Mortgage Loan Purchase Agreement and the Assignment Agreement to the Indenture Trustee, for the benefit of the Noteholders. The Seller agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Issuing Entity, the repurchase obligations of the Seller set forth herein, in the Mortgage Loan Purchase Agreement and in the Assignment Agreement with respect to breaches of such representations, warranties, agreements and covenants. Any such assignment to the Indenture Trustee shall not be deemed to constitute an assignment to the Indenture Trustee of any obligations or liabilities of the Issuing Entity under this Agreement.

     Section 2.08. Representations, Warranties and Covenants of the Seller.

     The Seller hereby represents and warrants to the Issuing Entity, the Depositor, the Indenture Trustee, the Master Servicer and the Securities Administrator as follows:

          (i) The representations and warranties of the Seller in the Mortgage Loan Purchase Agreement and Assignment Agreement are true and correct as of the date hereof as if made on the date hereof.

          (ii) The Seller is qualified as of the date hereof and will qualify at all times that the Notes are Outstanding as a real estate investment trust within the meaning of Section 856 of the Code and shall promptly notify the Securities Administrator if at any time while the Notes are Outstanding it no longer qualifies as a real estate investment trust within the meaning of Section 856 of the Code.

          (iii) The Seller will hold all Notes (other than the Offered Notes or Notes with respect to which a "will be debt" for federal income tax purposes opinion has been delivered by nationally recognized federal income tax counsel) either directly or through one or more subsidiaries, each of which is either a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code or a disregarded entity under Treasury Regulations promulgated pursuant to Section 7701 of the Code.

                                   ARTICLE III
                 Administration and Servicing of Mortgage Loans

     Section 3.01. Master Servicer.

     The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 7.03 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to the Servicing Agreement.

     The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form satisfactory to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO

Property. The Indenture Trustee shall not be liable for the Servicer's or the Master Servicer's use or misuse of such powers of attorney.

     The Indenture Trustee shall provide access to the records and documentation in possession of the Indenture Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee; provided, however, that, unless otherwise required by law, the Indenture Trustee shall not be required to provide access to such records and documentation to the Noteholders if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee's actual costs.

     The Indenture Trustee shall execute and deliver to the Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee's sale or other documents necessary or reasonably desirable to (i) effect the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) take any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

     Section 3.02. Monitoring of Servicer.

          (a) The Master Servicer shall be responsible for reporting to the Issuing Entity, the Indenture Trustee, the Seller and the Depositor the compliance by the Servicer with its duties under the Servicing Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to the Servicer's compliance with the terms of the Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the Servicing Agreement, or that a notice should be sent pursuant to the Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Indenture Trustee thereof in writing. Pursuant to its receipt of such written notification from the Master Servicer, the Indenture Trustee shall issue such notice of termination to the Servicer or take such other action as it deems appropriate.

          (b) The Master Servicer, for the benefit of the Issuing Entity, the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under the Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the Servicing Agreement, subject to the preceding paragraph, the Master Servicer shall notify the Indenture Trustee in writing of such failure. Pursuant to its receipt of such notification from the Master Servicer, the Indenture Trustee shall terminate the rights and obligations of the Servicer under the Servicing Agreement and enter in to a new Servicing Agreement with a successor Servicer selected by the Indenture Trustee; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. In either event, such enforcement, including, without limitation, the legal prosecution of claims, termination of the Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Indenture Trustee, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Indenture Trustee shall pay the costs of such enforcement at its own expense, subject to its right to be reimbursed for such costs from the Master Servicer Collection Account pursuant to Section 3.02(c) and provided that the Indenture Trustee shall not be required to prosecute or defend any legal action except to the extent that the Indenture Trustee shall have received reasonable indemnity for its costs and expenses in pursuing such action. Nothing herein shall impose any obligation on the part of the Indenture Trustee to assume or succeed to the duties or obligations of the Servicer or the Master Servicer.

          (c) In the event that the Servicer is terminated, to the extent that the costs and expenses of the Indenture Trustee related to any termination of the Servicer, or the enforcement or prosecution of related claims, rights or remedies, or the appointment of a successor Servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the Servicing Agreement) are not fully and timely reimbursed by the Servicer after such termination, the Indenture Trustee shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account (which the Master Servicer hereby agrees to pay to the Indenture Trustee from the Master Servicer Collection Account upon demand) or, to the extent not paid from such account, the Indenture Trustee shall be entitled to reimburse itself for such costs and expenses from the Payment Account.

          (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the Servicing Agreement.

     Section 3.03. Fidelity Bond.

     The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

     Section 3.04. Power to Act; Procedures.

     The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuing Entity, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to
Section 6.11 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuing Entity or the Indenture Trustee, be deemed to be the agent of the Issuing Entity or the Indenture Trustee.

     Section 3.05. Due-on-Sale Clauses; Assumption Agreements.

     To the extent provided in the Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Servicing Agreement.

     Section 3.06. Release of Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Noteholders on the next Payment Date, the Servicer will, if required under the Servicing Agreement, or the Master Servicer may promptly furnish to the Indenture Trustee two copies of a certification substantially in the form of Exhibit B hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by such Servicer pursuant to the Servicing Agreement have been so deposited) and shall request that the Indenture Trustee deliver or cause the Custodian to deliver to such Servicer the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release or cause the Custodian to release the related Mortgage File to the Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

          (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicer or the Master Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee shall, upon the request of the Servicer or the Master Servicer, and delivery to the Indenture Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit B (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release or cause the Custodian to release the related Mortgage File held in its or the Custodian's possession or control to the Servicer or the Master Servicer, as applicable. The Servicer or the Master Servicer shall be obligated to return the Mortgage File to the Indenture Trustee or the Custodian when the need therefor by the Servicer or the Master Servicer, as it reasonably determines, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or the Custodian to the Servicer or the Master Servicer.

     Section 3.07. Documents, Records and Funds in Possession of Master Servicer To Be Held for the Issuing Entity and the Indenture Trustee.

          (a) The Master Servicer shall transmit and the Servicer (to the extent required by the Servicing Agreement) shall transmit to the Indenture Trustee such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, or in the case of the Servicer, the Servicing Agreement, to be delivered to the Indenture Trustee. Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Issuing Entity and the Indenture Trustee subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement and the right of the Servicer to retain its Servicing Fee and other amounts as provided in the Servicing Agreement. The Master Servicer shall, and (to the extent provided in the Servicing Agreement) shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Issuing Entity, the Indenture Trustee, and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

          (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders and shall be and remain the sole and exclusive property of the Issuing Entity, subject to the pledge to the Indenture Trustee; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the Servicing Agreement.

     Section 3.08. Standard Hazard Insurance and Flood Insurance Policies.

          (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          (b) Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicer or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.02 and 4.03. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Noteholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Section 4.02 and 4.03.

     Section 3.09. Presentment of Claims and Collection of Proceeds.

     The Master Servicer shall (to the extent provided in the Servicing Agreement) cause the Servicer to prepare and present on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.10. Maintenance of the Primary Mortgage Insurance Policies.

          (a) The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable.

          (b) The Master Servicer agrees to cause the Servicer (to the extent required under the Servicing Agreement) to present, on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01 and 4.02, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 4.02 and 4.03.

     Section 3.11. Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

     The Indenture Trustee shall retain or shall cause the Custodian to retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Notes have been distributed in full and the Indenture has been satisfied and discharged in accordance with Section 4.10 of the Indenture, the Indenture Trustee shall also retain, or shall cause the Custodian to retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

     Section 3.12. Realization Upon Defaulted Mortgage Loans.

     For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Majority Certificateholder shall have the right to direct the Servicer or give consent to a request by the Servicer to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the Servicing Agreement. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, that such costs and expenses will be recoverable as servicing advances by the Servicer as contemplated in
Section 4.05. The Master Servicer shall have the right to enforce the Servicer's obligation to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the Servicing Agreement.

     In addition, the Servicer may also, in its discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Noteholders in the aggregate (on a present value basis) with respect to that Mortgage Loan.

     Section 3.13. Compensation for the Master Servicer.

     On each Payment Date the Master Servicer will be entitled to all income and gain realized from any investment of funds in the Master Servicer Collection Account and the Payment Account, pursuant to Article IV, for the performance of its activities hereunder (the "Master Servicer Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any prepayment premium or penalty) shall be retained by the Servicer and shall not be deposited in the Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and the fees of the Indenture Trustee and any Custodian as agreed on by each such party and the Master Servicer and shall not be entitled to reimbursement therefor except as provided in this Agreement.

     Section 3.14. REO Property.

          (a) In the event the Trust Estate acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders. The Majority Certificateholder shall have the right to direct the Servicer or give consent to a request by the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of the Servicing Agreement. Pursuant to its efforts to sell such REO Property, the

     Majority Certificateholder shall direct the Servicer to protect and conserve such REO Property in the manner and to the extent required by the Servicing Agreement. The Master Servicer shall have the right to enforce the Servicer's obligation to sell any REO property in accordance with the Servicing Agreement.

          (b) The Master Servicer shall, to the extent required by the Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Collection Account.

          (c) The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

          (d) To the extent provided in the Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Collection Account on the next succeeding Servicer Remittance Date.

     Section 3.15. Annual Statement as to Compliance.

     Not later than March 1 of each calendar year (other than the calendar year during which the Closing Date occurs), the Servicer shall deliver (or otherwise make available) and shall cause any Servicing Function Participant engaged by it to deliver to the Master Servicer, the Securities Administrator and the Depositor an Officer's Certificate in the form attached hereto as Exhibit K stating, as to each signatory thereof, that (i) a review of the activities of such signatory during the preceding calendar year, or portion thereof, and of the performance of such signatory under the Servicing Agreement or such other applicable agreement in the case of a Servicing Function Participant has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such signatory has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in all material respects throughout such year or a portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

     The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) (and the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 1 (with a ten-calendar day cure period) of each year, commencing in March 2008, an Officer's Certificate stating, as to the signer thereof, that (A) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of a Servicing Function

Participant, has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

     The Master Servicer shall include all annual statements of compliance received by it from the Servicer with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

     In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to the terms of this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide, an annual statement of compliance pursuant to this Section 3.15 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

     Section 3.16. Reports on Assessment of Compliance and Attestation.

     (a) Not later than March 1 of each calendar year (other than the calendar year during which the Closing Date occurs) the Servicer at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish (unless in the case of a Subcontractor, the Servicer has notified the Depositor and the Master Servicer in writing that such compliance statement is not required for the Subcontractor) to the Master Servicer, the Securities Administrator and the Depositor an officer's assessment of its compliance with the Relevant Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Assessment of Compliance"), which assessment shall contain (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.17, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such party that are backed by the same asset type as the Mortgage Loans, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     By March 1 (with a ten-calendar day cure period) of each year, commencing in March 2008, the Master Servicer, the Securities Administrator and the Custodian each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the

Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Sections 3.17(h), (i), (j) and (k), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     No later than the end of each fiscal year for the Issuing Entity for which a 10-K is required to be filed, the Master Servicer and the Custodian shall each forward to the Securities Administrator and the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment and attestation pursuant to this Section 3.16 of each Servicing Function Participant engaged by it.

     Promptly after receipt of each report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by any such party as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by the Servicer by each such party, and (ii) the Securities Administrator shall confirm that the assessments individually address the Relevant Servicing Criteria for each party as set forth on Exhibit J or any similar exhibit set forth in the Servicing Agreement in respect of the Servicer and notify the Depositor of any exceptions.

     The Master Servicer shall include all annual reports on assessment of compliance received by it from the Servicer with its own assessment of compliance to be submitted to the Securities Administrator pursuant to this Section.

     In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide, an assessment of compliance pursuant to this Section 3.16, coupled with an attestation as required in this Section 3.16, or such applicable agreement notwithstanding any such termination, assignment or resignation.

     (b) Not later than March 1 of each calendar year (other than the calendar year during which the Closing Date occurs) the Servicer at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it to cause (unless in the case of a Subcontractor, the Servicer has notified the Depositor and the Master Servicer in writing that such report is not required for the Subcontractor) a nationally or regionally recognized firm of independent registered public accountants (who may also render other services to the Servicer, the Master Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public

Accountants to furnish a report (the "Accountant's Attestation") to the Master Servicer, the Securities Administrator and the Depositor to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. Such Accountant's Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

     By March 1 (with a ten-calendar day cure period) of each year, commencing in March 2008, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trustee, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

     (c) Promptly after receipt of each assessment of compliance and attestation report, the Securities Administrator shall confirm that each assessment submitted pursuant to Section 3.16(a) is coupled with an attestation meeting the requirements of Section 3.16(b) and notify the Depositor of any exceptions.

     The Master Servicer shall include each such attestation furnished to it by the Servicer with its own attestation to be submitted to the Securities Administrator pursuant to this Section.

     In the event the Master Servicer, the Securities Administrator, the Custodian, the Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable Custodial Agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this Section

3.16, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

     Section 3.17. Periodic Filings.

          (a) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Issuing Entity a Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (other than the initial Form 8-K) ("Form 8-K Disclosure Information") shall be reported by the parties set forth on
     Exhibit I-3 to the Depositor and the Securities Administrator and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K except as set forth in the next paragraph.

          (b) For so long as the Issuing Entity is subject to the reporting requirements of the Exchange Act, following the occurrence of a Reportable Event (A) each party listed on Exhibit I-3 hereto shall use commercially reasonable best efforts to provide immediate notice to the Master Servicer, the Securities Administrator and the Depositor, by fax and by phone or by e-mail and by phone, (B) each such party shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible format or in such other format as agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information if applicable, together with the form set forth on Exhibit H (the "Additional Disclosure Notification") by the close of business New York City time on the 2nd Business Day following the occurrence of such Reportable Event and (C) the Depositor, shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit I-3 of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

          (c) After preparing the Form 8-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 8-K to the Depositor. Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 8-K, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign each Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(n).

          (d) Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.17 related to the timely preparation, execution and filing of Form 8-K is contingent upon the other parties hereto strictly observing all applicable deadlines in the performance of their duties under this Section 3.17. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.17 related to the timely preparation, execution and filing of Form 8-K is also contingent upon the Servicer, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the Servicing Agreement, the Custodial Agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or the Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K.

          (e) Within fifteen (15) days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall, on behalf of the Issuing Entity and in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 10-D with a copy of the Monthly Statement for such Distribution Date as an exhibit thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit I-1 to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure except as set forth in the next paragraph.

          (f) As set forth in Exhibit I-1 hereto, for so long as the Issuing Entity is subject to the reporting requirements of the Exchange Act, within five (5) calendar days after the related Distribution Date (i) each party listed on Exhibit I-1 hereto shall be required to provide to the Depositor and the Securities Administrator, to the extent known, in EDGAR-compatible format or in such other format as agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure if applicable together with an Additional Disclosure Notification, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit I-1 of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

          (g) After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure). Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.17(n). Promptly (but not later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such Form 10-D. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its respective duties under this Section 3.17 related to the timely preparation, execution and filing of Form 10-D is contingent upon the other parties hereto strictly observing all applicable deadlines in the performance of their duties under this Section 3.17. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.17 related to the timely preparation, execution and filing of Form 10-D is also contingent upon the Servicer, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to the Servicing Agreement, the Custodial Agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator will have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D resulting from the Securities Administrator's inability or failure to obtain or receive any information needed to prepare, arrange for execution or file such Form 10-D on a timely basis.

          (h) On or prior to the 90th calendar day after the end of the fiscal year for the Issuing Entity or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Issuing Entity ends on December 31st of each year) commencing in March 2008, the Securities Administrator shall, on behalf of the Issuing Entity and in accordance with industry standards, prepare and file with the

     Commission via EDGAR a Form 10-K with respect to the Issuing Entity. Such Form 10-K shall include the following items, in each case, as applicable, to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Servicing Agreement and Custodial Agreement: (i) an annual compliance statement for the Master Servicer, the Servicer, the Securities Administrator and any Servicing Function Participant engaged by any such party (together with the Custodian, each a "Reporting Servicer"), as described in Section 3.15 of this Agreement, the Servicing Agreement and the Custodial Agreement; provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement that is not required to be filed with such Form 10-K pursuant to Regulation AB; (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for each Reporting Servicer (unless the Depositor has determined that such compliance statement is not required by Regulation AB), as described in Section 3.17 of this Agreement, the Servicing Agreement and the Custodial Agreement, and (B) if any Reporting Servicer's report on assessment of compliance with Servicing Criteria described in Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's report on assessment of compliance with Servicing Criteria described in Section 3.16 of this Agreement is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any assessment of compliance or attestation report described in clause
     (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB; (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described in Section
     3.16 of this Agreement, the Servicing Agreement and the Custodial Agreement, and (B) if any registered public accounting firm attestation report described under Section 3.16 of this Agreement identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification in the form attached hereto as Exhibit F, executed by the senior officer in charge of securitizations of the Master Servicer. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties as set forth in Exhibit I-2 to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure except or set forth in the next paragraph.

          (i) As set forth in Exhibit I-2 hereto, no later than March 1 (with a ten calendar day cure period) of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in March 2008, (i) the parties listed on Exhibit I-2 hereto shall be required to provide to the Depositor and the Securities Administrator, to the extent known, in EDGAR-compatible format or in such other format as agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable together with an Additional Disclosure Notification, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure and shall forward such Additional Form 10-K Disclosure. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit I-2 of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

          (j) After preparing the Form 10-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-K to the Depositor. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.17(n). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the 15th calendar day of March in any year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act, if the answer to the questions should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such Form 10-D. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this
     Section 3.17 related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.17, Section 3.15 and Section 3.16. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.17 related to the timely preparation, execution and filing of Form 10-K is also contingent upon the Servicer, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any annual statement of compliance and any assessment of compliance and attestation pursuant to the Servicing Agreement, the Custodial Agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K resulting from the Securities Administrator's inability or failure to obtain or receive any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, execute or file such Form 10-K.

          (k) Each Form 10-K shall include a Sarbanes-Oxley Certification, which shall be in the form attached hereto as Exhibit F. The Servicer shall sign and provide, and each of the Servicer, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to sign and provide, to the person who signs the Sarbanes-Oxley Certification (the "Certifying Person") by March 1 (with a ten day cure period) of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (a "Back-Up Certification") (in the form attached hereto as Exhibit G) upon which the Certifying Person, the entity for which the Certifying Person acts as an officer and such entity's officers, directors and affiliates (collectively, with the Certifying Person, the "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Issuing Entity. Such officer of the Certifying Person can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile at 410-715-2380. In the event any such party or Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a Back-Up Certification to the Master Servicer pursuant to this Section 3.17 with respect to the period of time it was subject to this Agreement or any other applicable agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial Agreement.

          (l) The Securities Administrator shall have no responsibility to file any items with the Commission other than those specified in this section and the Master Servicer shall execute any and all Form 10-Ds, 8-Ks and 10-Ks required hereunder.

          (m) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Issuing Entity under the Exchange Act.

          (n) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor of such inability to make a timely filing with the Commission. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D to be filed for the Issuing Entity. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will electronically notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by duly authorized representative or a senior officer in charge of master servicing, as applicable, of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer of its duties under this Section 3.17 related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or the Servicer, Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K.

          (o) The Depositor and the Securities Administrator agree to use their good faith efforts to cooperate in complying with the requirements of this
     Section 3.17.

          (p) Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certificate or statement, financial information and reports, and such other information related to such party or its performance hereunder.

          (q) Any notice or notification required to be delivered by the Securities Administrator or Master Servicer to the Depositor pursuant to this Section 3.17, may be delivered via facsimile to (212) 449-2700, via email to paul_park@ml.com or telephonically by calling Paul Park at (212) 449-6380.

     Section 3.18. UCC.

     The Depositor shall inform the Indenture Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Indenture Trustee promptly upon receipt by the Depositor. If directed by the Depositor in writing, the Indenture Trustee will execute any continuation statements prepared by the Depositor and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

     Section 3.19. Foreclosure Proceedings, and Optional Purchase of Delinquent and Defaulted Mortgage Loans.

          (a) The Servicer shall give written notice to the Majority Certificateholder with respect to any Mortgage Loan which is delinquent in payment by 90 days or more or is an REO Property. The Majority Certificateholder shall, within three Business Days of receipt of such notice, direct the Servicer to (1) foreclose on such Mortgage Loan or REO Property in accordance with the procedures set forth herein or (2) sell such Mortgage Loan or REO Property to a third-party at a price equal to fair market value; provided, however, that if the Servicer is directed pursuant to clause (2) above, then the Majority Certificateholder will first have the option to purchase such Mortgage Loan or REO Property at a price equal to the Repurchase Price. If the Majority Certificateholder does not direct the Servicer to take action in accordance with (1) or (2) above within 3 Business Days of receipt, then the Servicer may foreclose, purchase or sell such Mortgage Loan or REO Property in accordance with this Agreement and the Servicing Agreement.

          (b) If at any time the Master Servicer remits to the Securities Administrator a payment for deposit in the Payment Account covering the amount of the Repurchase Price for a Mortgage Loan in accordance with clause (a) above, and the Servicer provides to the Indenture Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Indenture Trustee shall execute the assignment of such Mortgage Loan to the Servicer, without recourse, representation or warranty and the Servicer shall succeed to all of the Indenture Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Issuing Entity, the Indenture Trustee or the Noteholders with respect thereto.

     Section 3.20. Monthly Advances.

     If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the Servicer was required to make an advance pursuant to the Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer will deposit in the Master Servicer Collection Account not later than the related Payment Account Deposit Date immediately preceding the related Payment Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer shall continue to make such advances through the date that the Servicer is required to do so under the Servicing Agreement. If the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer deems an advance to be a Nonrecoverable Advance, on the Payment Account Deposit Date, the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the

Indenture Trustee or another successor servicer shall present an Officer's Certificate to the Securities Administrator (i) stating that the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

     Section 3.21. Compensating Interest Payments.

     The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicer under the Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfalls with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the Servicer and (ii) the Master Servicer Compensation for such Payment Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

     Section 3.22. Compliance with Regulation AB.

     Each of the parties hereto acknowledges and agrees that the purpose of Sections 3.15, 3.16 and 3.17 is to facilitate compliance by the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and the parties shall comply with requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB. Any such supplementation or modification shall be made in accordance with Section 7.01 without the consent of the Noteholders, and may result in a change in the reports filed by the Securities Administrator on behalf of the Issuing Entity under the Exchange Act.

                                   ARTICLE IV
                                    Accounts

     Section 4.01. Collection Accounts.

          (a) The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Collection Account in accordance with the Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within two (2) Business Days (or as of such other time specified in the Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the Servicing Agreement) and all other amounts to be deposited in the related Collection Account. Each Collection Account shall be an Eligible Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Collection Account for purposes required or permitted by this Agreement. To the extent provided in the Servicing Agreement, the Collection Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

          (b) To the extent provided in the Servicing Agreement, amounts on deposit in the Collection Account may be invested in Permitted Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the Servicer under the Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer (to the extent required by the Servicing Agreement) shall deposit the amount of any such loss in the Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

          (c) To the extent required by the Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Servicer shall withdraw or shall cause to be withdrawn from its Collection Account and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

          (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to the Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

          (ii) Principal Prepayments in full and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

          (iii) Principal Prepayments in part received by the Servicer for the Mortgage Loans in the related Prepayment Period; and

          (iv) Any amount to be used as a Monthly Advance.

          (d) Withdrawals may be made from the Collection Account only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or the Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 7.10. As provided in Sections

     4.01(a) and 4.02(b) certain amounts otherwise due to the Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account.

     Section 4.02. Master Servicer Collection Account.

          (a) The Master Servicer shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer Collection Account may be a sub-account of the Payment Account but in any event shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

          (i) Any amounts withdrawn from the Collection Account;

          (ii) Any Monthly Advance (unless the Master Servicer and the Servicer are the same entity) and any Compensating Interest Payments;

          (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Collection Account;

          (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Seller and the Repurchase Price with respect to any Mortgage Loans purchased by the Majority Certificateholder pursuant to Section 3.19;

          (v) Any amounts required to be deposited by the Master Servicer with respect to losses on investments of deposits in the Master Servicer Collection Account or Payment Account; and

          (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

          (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement and the Indenture. The requirements for crediting the Master Servicer Collection Account or the Payment Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv),
     (vi), (vii), (viii), (ix), (x), (xi) and (xii), need not be credited by the Master Servicer or the Servicer to the Master Servicer Collection Account or remitted by the Master Servicer or related Servicer to the Securities Administrator for deposit in the Payment Account, as applicable. In the event that the Master Servicer shall remit or cause to be remitted to the Securities Administrator for deposit to the Payment Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

          (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Indenture Trustee, or its nominee, for the benefit of the Noteholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Collection Account from time to time shall be for the account of the Master Servicer. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Collection Account. The risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

     The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Master Servicer Collection Account pursuant to subclauses
(i) through (iv) of Section 3.25 of the Indenture or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being remitted to the Securities Administrator for deposit in the Payment Account under Section 4.03 of this Agreement.

     Section 4.03. Permitted Withdrawals and Transfers from the Master Servicer Collection Account.

          (a) The Master Servicer will, from time to time on demand of the Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section
     7.10 and remove amounts from time to time deposited in error.

          (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses, costs and liabilities recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.02 and 5.04 hereof and Section 6.07 of the Indenture and (ii) any amounts payable to the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03.

          (c) In addition, on or before each Payment Account Deposit Date, the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer shall deposit in the Payment Account any Monthly Advances required to be made by the Master Servicer or, if the Master Servicer and the Servicer are the same entity, the Indenture Trustee or another successor servicer with respect to the Mortgage Loans.

          (d) No later than 3:00 p.m. New York time on each Payment Account Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Payment Date to the Securities Administrator for deposit in the Payment Account.

     Section 4.04. Payment Account.

          (a) The Securities Administrator shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as a segregated trust account or accounts.

          (b) All amounts deposited to the Payment Account shall be held by the Securities Administrator in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement.

          (c) The Payment Account shall constitute a non-interest bearing trust account of the Trust Estate segregated on the books of the Securities Administrator and held by the Securities Administrator in trust, and the Payment Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Securities Administrator (whether made directly, or indirectly through a liquidator or receiver of the Securities Administrator). The Payment Account shall be an Eligible Account.

          (d) The amount at any time credited to the Payment Account shall be
     (i) held in cash or (ii) invested, in the name of the Indenture Trustee, for the benefit of the Noteholders, but only in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Date if the obligor for such Permitted Investment is the Securities Administrator, or if such obligor is any other Person, the Business Day preceding such Payment Date. All investment earnings on amounts on deposit in the Payment Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer. The Securities Administrator shall remit all investment earnings from the Payment Account to the Master Servicer on each Payment Date. If there is any loss on a Permitted Investment, the Master Servicer shall remit the amount of the loss to the Securities Administrator who shall deposit such amount in the Payment Account.

          (e) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) servicing as investment advisor, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to Section 4.05.

     Section 4.05. Permitted Withdrawals and Transfers from the Payment Account.

          (a) The Securities Administrator will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account as certified by the Securities Administrator in accordance with the terms of this Agreement but not in any order of priority):

          (i) to reimburse the Master Servicer, Indenture Trustee, any successor servicer or the Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause
(i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

          (ii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

          (iii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 4.05(a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

          (iv) to reimburse the Master Servicer or the Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

          (v) to reimburse the Master Servicer or the Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

          (vi) to pay the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03;

          (vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02, 5.04(c) and 5.04(d), to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Master Servicer Collection Account;

          (viii) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

          (ix) to reimburse or pay the Servicer any such amounts as are due thereto under the Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Servicing Agreement;

          (x) to reimburse or pay the Indenture Trustee, the Owner Trustee and the Securities Administrator any amounts due or expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been previously paid or reimbursed to such party from the Master Servicer Collection Account;

          (xi) to remove amounts deposited in error; and

          (xii) to clear and terminate the Payment Account pursuant to Section 7.10.

          (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Payment Account pursuant to subclauses (i) through (iv) of Section 4.05(a) or with respect to any such amounts that would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Payment Account under Section 4.02(b).

          (c) On each Payment Date, pursuant to Section 3.03 of the Indenture, the Securities Administrator shall distribute the Available Funds to the extent on deposit in the Payment Account to the Holders of the Notes, in accordance with Section 3.03 of the Indenture.

                                    ARTICLE V
                               The Master Servicer

     Section 5.01. Liabilities of the Master Servicer.

     The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

     Section 5.02. Merger or Consolidation of the Master Servicer.

          (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this

     Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Agreement.

          (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 5.03. Indemnification of the Indenture Trustee, Owner Trustee, the Master Servicer and the Securities Administrator.

     The Master Servicer agrees to indemnify the Indenture Trustee, the Owner Trustee, the Seller, the Depositor and the Securities Administrator (each an "Indemnified Person") for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Servicing Agreement, the Assignment Agreements or the Notes or the powers of attorney delivered by the Indenture Trustee hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer's failure to receive any such notice shall not affect an Indemnified Persons' right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, Owner Trustee, Master Servicer and the Securities Administrator and the termination of this Agreement. Merrill Lynch Mortgage Capital Inc. agrees to indemnify the Owner Trustee for any loss, liability or expense for which the Depositor is required to indemnify the Owner Trustee, other than (x) any loss liability or expense required to be covered by the Master Servicer pursuant to this Section 5.03 and (y) any loss, liability or expense already paid by the Depositor in accordance with Section 7.02 of the Trust Agreement.

     Section 5.04. Limitations on Liability of the Master Servicer and Others.

     Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 5.03:

          (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Estate or the Noteholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

          (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          (c) The Master Servicer and any director, officer, employee or agent of the Master Servicer and the Indenture Trustee, to the extent it becomes a party to the Servicing Agreement pursuant to Section 3.02, and any officer, director, employee or agent of the Indenture Trustee, shall be indemnified by the Trust Estate and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Notes or the Servicing Agreement (except to the extent that the Master Servicer or the Indenture Trustee, as the case may be, is indemnified by the Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement or the Indenture and the rights and duties of the parties hereto and the interests of the Noteholders hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03. Nothing in this Section 5.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

          (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give written notice to the Servicer and the Indenture Trustee if it has notice of such potential liabilities.

          (f) [Reserved].

          (g) It is expressly understood and agreed by the parties hereto that
     (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuing Entity and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or the other Transaction Documents.

     Section 5.05. Master Servicer Not to Resign.

     Except as provided in Section 5.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Indenture Trustee and the Issuing Entity to such effect delivered to the Indenture Trustee and the Issuing Entity. No such resignation by the Master Servicer shall become effective until the Depositor or the Indenture Trustee or a successor to the Master Servicer reasonably satisfactory to the Indenture Trustee and the Depositor shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 6.02 hereof. The Indenture Trustee shall notify the Rating Agencies of the resignation of the Master Servicer. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

     Section 5.06. Successor Master Servicer.

     In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Depositor or the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Depositor or the Indenture Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder. Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for any master servicing compensation or for any differential in the amount of the master servicing compensation paid hereunder or under the Basic Documents and the amount necessary to induce any successor master servicer to act as successor master servicer under this Agreement or the Basic Documents and the transactions set forth or provided for herein or in the Basic Documents.

     Section 5.07. Sale and Assignment of Master Servicing.

     The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $25,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee and the Depositor (as evidenced in a writing signed by the Indenture Trustee and the Depositor); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuing Entity and the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Issuing Entity and the Indenture Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Issuing Entity and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuing Entity and the Indenture Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                   ARTICLE VI
                                     Default

     Section 6.01. Master Servicer Events of Default.

     "Master Servicer Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

          (i) The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

          (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days (or 10 days in the case of covenants and agreements contained in Section
3.15 or Section 3.16 of this Agreement) after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes; or

          (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

          (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

          (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 5.05 or 5.07; or

          (vi) The Master Servicer (if the Master Servicer and the Servicer are not the same entity) fails to deposit, or cause to be deposited, in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Payment Account Deposit Date.

     In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, either the Indenture Trustee or the Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes, by notice in writing to the Master Servicer (and to the Indenture Trustee if given by such Noteholders), with a copy to the Rating Agencies, and with the consent of the Depositor, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 6.02, automatically and without further action pass to and be vested in the Indenture Trustee pursuant to this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Indenture Trustee of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 6.01 shall occur of which a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge, the Indenture Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Noteholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Indenture Trustee shall thereupon become the successor Master Servicer as provided in
Section 6.02 and carry out the duties of the Master Servicer, including the obligation (subject to applicable law and its determination of recoverability) to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 6.01. Any such action taken by the Indenture Trustee must be prior to the distribution on the relevant Payment Date.

     Section 6.02. Indenture Trustee to Act; Appointment of Successor.

          (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 6.01 or an Opinion of Counsel pursuant to Section 5.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Indenture Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Depositor shall have the right to select a successor Master Servicer; provided further, however, that the Indenture Trustee shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer) incurred by the Master Servicer at or prior to the time of termination. Neither the Indenture Trustee nor any other successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, documents or records to it. As compensation therefor, but subject to Section 5.06, the Indenture Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $25,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of
     Section 5.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) If the Indenture Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI of the Indenture (with the exception of Section 6.02(i)) shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Indenture Trustee in its capacity as Indenture Trustee); the provisions of Article V, however, shall apply to it in its capacity as successor master servicer.

     Section 6.03. Notification to Noteholders.

     Upon any termination or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to the Rating Agencies.

     Section 6.04. Waiver of Defaults.

     The Indenture Trustee shall transmit by mail to all Noteholders, within 60 days after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes may, on behalf of all Noteholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes, which default may only be waived by Holders of Notes aggregating 100% of the Note Principal Balance of the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Indenture Trustee shall give notice of any such waiver to the Rating Agencies.

                                   ARTICLE VII
                            Miscellaneous Provisions

     Section 7.01. Amendment.

          (a) This Agreement may be amended from time to time by the Issuing Entity, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee, without notice to or the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, addressed to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

          (b) This Agreement may also be amended from time to time by the Issuing Entity, the Seller, the Master Servicer, the Depositor, the Securities Administrator and the Indenture Trustee, with the consent of the Holders of Notes aggregating at least 66 2/3% of Note Principal Balance of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage of Notes the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 7.01(b), Notes registered in the name of or held for the benefit of the Issuing Entity, the Depositor, the Securities Administrator, the Master Servicer, or the Indenture Trustee or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Notes.

          (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Noteholder, with a copy to the Rating Agencies.

          (d) In the case of an amendment under Subsection 7.01(b) above, it shall not be necessary for the Noteholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Noteholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by

     Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

          (e) Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee, the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

     Section 7.02. Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Noteholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Noteholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Noteholders or is required by law.

     Section 7.03. Governing Law.

     THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.04. Notices.

     All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 4 World Financial Center, 10th Floor, New York, New York 10281, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Seller, Cira Center, 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104, Attn: Jack Salmon, with a copy to the same address, Attn. Raphael Licht, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Client Manager - Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; (v) in the case of the Issuing Entity, to Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administrator, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administrator; or such other address as may hereafter be furnished to the other parties hereto in writing; and (vii) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007 and Fitch Inc., One State Street Plaza, New York, New York 10041. Any notice delivered to the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Issuing Entity or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Noteholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

     Section 7.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

     Section 7.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon the parties hereto, the Noteholders and their respective successors and assigns. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Agreement.

     Section 7.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 7.08. Counterparts.

     This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

     Section 7.09. Notice to Rating Agencies.

     The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge or written notice:

               a) Any material change or amendment to this Agreement;

               b) The occurrence of any Master Servicer Event of Default that has not been cured;

               c) The resignation or termination of the Master Servicer, the Indenture Trustee or the Securities Administrator; and

               d) Any change in the location of the Master Servicer Collection Account.

     Section 7.10. Termination.

     The respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section 8.07 thereof. In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under this Section, the Master Servicer shall deliver to the Securities Administrator for deposit in the Payment Account all distributable amounts remaining in the Master Servicer Collection Account. Upon the presentation and surrender of the Notes, the Securities Administrator shall distribute to the remaining Noteholders, in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Upon receipt of notice of the deposit by the Master Servicer of such distributable amounts, and following such final Payment Date, the Indenture Trustee shall, or shall cause the Custodian to, release promptly to the Issuing Entity or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and the Payment Account shall terminate, subject to the Securities Administrator's obligation to hold any amounts payable to the Noteholders in trust without interest pending final distributions pursuant to the Indenture.

     Section 7.11. No Petition.

     Each party to this Agreement (and with respect to Wells Fargo, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuing Entity. This section shall survive the termination of this Agreement by one year.

     Section 7.12. No Recourse.

     The Master Servicer acknowledges that no recourse may be had against the Issuing Entity, except as may be expressly set forth in this Agreement.

     Section 7.13. Additional Terms Regarding Indenture.

     The Indenture Trustee and the Securities Administrator shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee and the Securities Administrator shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture.

     Section 7.14. Third Party Beneficiary.

     The Owner Trustee is an express third party beneficiary entitled to invoke the rights provided to it in Section 5.03 hereof.

     IN WITNESS WHEREOF, the Depositor, the Issuing Entity, the Seller, the Indenture Trustee, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE BACKED SECURITIES
                                        TRUST, SERIES 2007-2, as Issuing Entity

                                        By: WILMINGTON TRUST COMPANY, solely as
                                        Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HSBC BANK USA, NATIONAL ASSOCIATION, as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TABERNA REALTY HOLDINGS TRUST, as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WELLS FARGO BANK, N.A., as Master
                                        Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED
for purposes of Section 5.03:

MERRILL LYNCH MORTGAGE CAPITAL INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                    EXHIBIT B

                        REQUEST FOR RELEASE OF DOCUMENTS

To:  HSBC Bank USA, National Association
     452 Fifth Avenue
     New York, New York 10018
     Attn: CTLA - Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2.

     Wells Fargo Bank, N.A. (the "Custodian")
     1015 10th Avenue SE
     Minneapolis, MN 55414
     Attn: Inventory Control

RE: Sale and Servicing Agreement, dated as of June 27, 2007 (the "Sale and Servicing Agreement"), among Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 as Issuing Entity, Merrill Lynch Mortgage Investors, Inc., as Depositor, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and Taberna Realty Holdings Trust, as Seller.

     In connection with the administration of the Mortgage Loans held by the Custodian for the benefit of the Indenture Trustee pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

     This release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number: __________

Mortgagor Name, Address & Zip Code: __________

Reason for Requesting Documents (check one):

[ ]  1.   Mortgage, or if applicable California Mortgage Loan, Paid in Full and proceeds have been deposited into the Payment Account

[ ]  2.   Foreclosure

[ ]  3.   Substitution

[ ]  4.   Other Liquidation

[ ]  5.   Nonliquidation                Reason: ________________________________

                                        By:
                                            ------------------------------------
                                                     (authorized signer)

                                        Issuer:
                                                --------------------------------
                                        Address:
                                                 -------------------------------
                                        Date:
                                              ----------------------------------

                                    EXHIBIT C

                               SERVICING AGREEMENT

                                See Exhibit 99.4

                                    EXHIBIT D

                              ASSIGNMENT AGREEMENT

                                See Exhibit 99.3

                                    EXHIBIT E

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                See Exhibit 99.1

                                    EXHIBIT F

                      FORM OF SARBANES-OXLEY CERTIFICATION

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

     Re:  Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2

     I, [identify the certifying individual], certify that:

     1. I have reviewed the report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 (the "Exchange Act periodic reports");

     2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

     4. [I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s) in all material respects; and]

     5. All of the reports on assessment of compliance with servicing criteria for ABS and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

     [In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, sub-servicer, co-servicer, depositor or trustee].]

Date:
      -------------------------------


                                        ----------------------------------------
                                        [Signature]

                                        ----------------------------------------
                                        [Title]

                                    EXHIBIT G

                  FORM OF BACK-UP SARBANES-OXLEY CERTIFICATION

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

Re:  Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2

     [_______], the [_______] of [_______] (the "Company") hereby certifies to the Depositor, the Master Servicer and the Securities Administrator, and each of their officers, directors and affiliates that:

     (1) I have reviewed [the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"),] the report on assessment of the Company's compliance with the Servicing Criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to any of the Depositor, the Master Servicer and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

     (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

     (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor, the Master Servicer and the Securities Administrator;

     (4) I am responsible for reviewing the activities performed by [_______] as [_______] under the [_______] (the "Agreement"), and based on my knowledge [and the compliance review conducted in preparing the Compliance Statement] and except as disclosed in

[the Compliance Statement,] the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

     (5) [The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and] [The] [the] Servicing Assessment and Attestation Report required to be provided by the Company and [by any Subservicer or Subcontractor] pursuant to the Agreement, have been provided to the Depositor, the Master Servicer and the Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to the Depositor, the Master Servicer and the Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

     Capitalized terms used but not defined herein have the meanings ascribed to them in the Sale and Servicing Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, National Association, as trustee (the "Trustee").


                                        [_______]
                                        as [_______]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                    EXHIBIT H

                       ADDITIONAL DISCLOSURE NOTIFICATION

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

RE: Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

     In accordance with Section 3.18(b) of the Sale and Servicing Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee, the undersigned, as [_____], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

     Any inquiries related to this notification should be directed to [_______], phone number: [_______]; email address: [_______].

                                        [NAME OF PARTY],
                                        as [role]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  EXHIBIT I-1

                        ADDITIONAL FORM 10-D DISCLOSURE

                        ADDITIONAL FORM 10-D DISCLOSURE

             ITEM ON FORM 10-D                           PARTY RESPONSIBLE
             -----------------                           -----------------
       ITEM 1: DISTRIBUTION AND POOL
          PERFORMANCE INFORMATION
                                                          Master Servicer
Information included in the [Monthly                          Servicer
Statement]                                            Securities Administrator

 Any information required by 1121 which is                   Depositor
  NOT included on the [Monthly Statement]

         ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the following entities or their respective property, that is material to
Certificateholders, including any
proceeding known to be contemplated by
governmental authorities:

-    Issuing Entity (Trust Fund)                Trustee, Master Servicer, Securities
                                                    Administrator and Depositor

-    Sponsor (Seller)                            Seller (if a party to the Sale and
                                                 Servicing Agreement) or Depositor

-    Depositor                                               Depositor

-    Trustee                                                  Trustee

-    Securities Administrator                         Securities Administrator

-    Master Servicer                                      Master Servicer

-    Custodian                                               Custodian

-    1110(b) Originator                                      Depositor

-    Any 1108(a)(2) Servicer (other than                      Servicer
     the Master Servicer or Securities
     Administrator)

-    Any other party contemplated by                         Depositor
     1100(d)(1)
                                                             Depositor
   ITEM 3: SALE OF SECURITIES AND USE OF
                  PROCEEDS

Information from Item 2(a) of Part II of
Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in
Item 701 of Regulation S-K. Pricing
information can be omitted if securities were not registered.


                                      I-1-1

                        ADDITIONAL FORM 10-D DISCLOSURE

             ITEM ON FORM 10-D                           PARTY RESPONSIBLE
             -----------------                           -----------------
  ITEM 4: DEFAULTS UPON SENIOR SECURITIES             Securities Administrator
                                                              Trustee
Information from Item 3 of Part II of Form
10-Q:

Report the occurrence of any Event of
Default (after expiration of any grace
period and provision of any required
notice)

  ITEM 5: SUBMISSION OF MATTERS TO A VOTE             Securities Administrator
            OF SECURITY HOLDERS                               Trustee

Information from Item 4 of Part II of Form
10-Q

    ITEM 6: SIGNIFICANT OBLIGORS OF POOL                     Depositor
                   ASSETS

Item 1112(b) - Significant Obligor
Financial Information*

*    This information need only be reported
     on the Form 10-D for the distribution
     period in which updated information is
     required pursuant to the Item.

      ITEM 7: SIGNIFICANT ENHANCEMENT
            PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*

-    Determining applicable disclosure                       Depositor
     threshold

-    Requesting required financial                           Depositor
     information (including any required
     accountants' consent to the use
     thereof) or effecting incorporation by
     reference

   Item 1115(b) - Derivative Counterparty
           Financial Information*

-    Determining current maximum probable                    Depositor
     exposure

-    Determining current significance                        Depositor
     percentage

-    Requesting required financial                           Depositor
     information (including any required
     accountants' consent to the use
     thereof) or effecting incorporation by
     reference

*    This information need only be reported
     on the Form 10-D for the distribution
     period in which updated information is
     required pursuant to the Items.


                                      I-1-2

                           ADDITIONAL FORM 10-D DISCLOSURE

             ITEM ON FORM 10-D                           PARTY RESPONSIBLE
             -----------------                           -----------------
         ITEM 8: OTHER INFORMATION                 Any party responsible for the
                                                applicable Form 8-K Disclosure item
Disclose any information required to be
reported on Form 8-K during the period
covered by the Form 10-D but not reported

              ITEM 9: EXHIBITS

  Monthly Statement to Certificateholders             Securities Administrator

Exhibits required by Item 601 of Regulation                  Depositor
      S-K, such as material agreements


                                      I-1-3

                                  EXHIBIT I-2

                        ADDITIONAL FORM 10-K DISCLOSURE

                        ADDITIONAL FORM 10-K DISCLOSURE

             ITEM ON FORM 10-K                           PARTY RESPONSIBLE
             -----------------                           -----------------
     ITEM 1B: UNRESOLVED STAFF COMMENTS                      Depositor

         ITEM 9B: OTHER INFORMATION             Any party responsible for disclosure
                                                         items on Form 8-K
Disclose any information required to be
reported on Form 8-K during the fourth
quarter covered by the Form 10-K but not
reported

   ITEM 15: EXHIBITS, FINANCIAL STATEMENT             Securities Administrator
                 SCHEDULES                                   Depositor

      REG AB ITEM 1112(B): SIGNIFICANT
          OBLIGORS OF POOL ASSETS

Significant Obligor Financial Information*                   Depositor

*    This information need only be reported
     on the Form 10-K if updated
     information is required pursuant to
     the Item.

       REG AB ITEM 1114(B)(2): CREDIT
       ENHANCEMENT PROVIDER FINANCIAL
                INFORMATION

-    Determining applicable disclosure                       Depositor
     threshold

-    Requesting required financial                           Depositor
     information (including any required
     accountants' consent to the use
     thereof) or effecting incorporation by
     reference

*    This information need only be reported
     on the Form 10-K if updated
     information is required pursuant to
     the Item.

      REG AB ITEM 1115(B): DERIVATIVE
     COUNTERPARTY FINANCIAL INFORMATION

-    Determining current maximum probable                    Depositor
     exposure

-    Determining current significance                        Depositor
     percentage

-    Requesting required financial                           Depositor
     information (including any required
     accountants' consent to the use
     thereof) or effecting incorporation by
     reference

*    This information need only be reported
     on the Form 10-K if updated
     information is required pursuant to
     the Item.

    REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the following entities or their respective property, that is material to
Certificateholders, including any
proceeding known to be contemplated by


                                      I-2-1

                        ADDITIONAL FORM 10-K DISCLOSURE

             ITEM ON FORM 10-K                           PARTY RESPONSIBLE
             -----------------                           -----------------
     governmental authorities:

-    Issuing Entity (Trust Fund)                Trustee, Master Servicer, Securities
                                                    Administrator and Depositor

-    Sponsor (Seller)                          Seller (if a party to the Pooling and
                                                 Servicing Agreement) or Depositor

-    Depositor                                               Depositor

-    Trustee                                                  Trustee

-    Securities Administrator                         Securities Administrator

-    Master Servicer                                      Master Servicer

-    Custodian                                               Custodian

-    1110(b) Originator                                      Depositor

-    Any 1108(a)(2) Servicer (other than                      Servicer
     the Master Servicer or Securities
     Administrator)

-    Any other party contemplated by                         Depositor
     1100(d)(1)

     REG AB ITEM 1119: AFFILIATIONS AND
               RELATIONSHIPS

Whether (a) the Sponsor (Seller), Depositor             Depositor as to (a)
or Issuing Entity is an affiliate of the              Sponsor/Seller as to (a)
following parties, and (b) to the extent
known and material, any of the following
parties are affiliated with one another:

-    Master Servicer                                      Master Servicer

-    Securities Administrator                         Securities Administrator

-    Trustee                                                  Trustee

-    Any other 1108(a)(3) servicer                            Servicer

-    Any 1110 Originator                                 Depositor/Sponsor

-    Any 1112(b) Significant Obligor                     Depositor/Sponsor

-    Any 1114 Credit Enhancement Provider                Depositor/Sponsor

-    Any 1115 Derivate Counterparty                      Depositor/Sponsor
     Provider

-    Any other 1101(d)(1) material party                 Depositor/Sponsor

Whether there are any "outside the ordinary             Depositor as to (a)
course business arrangements" other than              Sponsor/Seller as to (a)
would be obtained in an arm's length
transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity on
the one hand, and (b) any of the following
parties (or their affiliates) on the other
hand, that exist currently or within the
past two years and that are material to a
Certificateholder's understanding of the
Certificates:

-    Master Servicer                                      Master Servicer

-    Securities Administrator                         Securities Administrator

-    Trustee                                                 Depositor

-    Any other 1108(a)(3) servicer                            Servicer

-    Any 1110 Originator                                 Depositor/Sponsor

-    Any 1112(b) Significant Obligor                     Depositor/Sponsor


                                      I-2-2

                        ADDITIONAL FORM 10-K DISCLOSURE

             ITEM ON FORM 10-K                           PARTY RESPONSIBLE
             -----------------                           -----------------
-    Any 1114 Credit Enhancement Provider                Depositor/Sponsor

-    Any 1115 Derivate Counterparty                      Depositor/Sponsor
     Provider

-    Any other 1101(d)(1) material party                 Depositor/Sponsor

Whether there are any specific                          Depositor as to (a)
relationships involving the transaction or            Sponsor/Seller as to (a)
the pool assets between (a) the Sponsor
(Seller), Depositor or Issuing Entity on
the one hand, and (b) any of the following
parties (or their affiliates) on the other
hand, that exist currently or within the
past two years and that are material:

-    Master Servicer                                      Master Servicer

-    Securities Administrator                         Securities Administrator

-    Trustee                                                 Depositor

-    Any other 1108(a)(3) servicer                            Servicer

-    Any 1110 Originator                                 Depositor/Sponsor

-    Any 1112(b) Significant Obligor                     Depositor/Sponsor

-    Any 1114 Credit Enhancement Provider                Depositor/Sponsor

-    Any 1115 Derivate Counterparty                      Depositor/Sponsor
     Provider

-    Any other 1101(d)(1) material party                 Depositor/Sponsor


                                      I-2-3

                                  EXHIBIT I-3

                        FORM 8-K DISCLOSURE INFORMATION

                        FORM 8-K DISCLOSURE INFORMATION

              ITEM ON FORM 8-K                           PARTY RESPONSIBLE
              ----------------                           -----------------
      ITEM 1.01- ENTRY INTO A MATERIAL                      All parties
            DEFINITIVE AGREEMENT

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus

    ITEM 1.02- TERMINATION OF A MATERIAL                    All parties
            DEFINITIVE AGREEMENT

Disclosure is required regarding
termination of any definitive agreement
that is material to the securitization
(other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

   ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                     Depositor

Disclosure is required regarding the
bankruptcy or receivership, with respect to any of the following:

-    Sponsor (Seller)                                Depositor/Sponsor (Seller)

-    Depositor                                               Depositor

-    Master Servicer                                      Master Servicer

-    Affiliated Servicer                                      Servicer

-    Other Servicer servicing 20% or more                     Servicer
     of the pool assets at the time of the
     report

-    Other material servicers                                 Servicer

-    Trustee                                                  Trustee

-    Securities Administrator                         Securities Administrator

-    Significant Obligor                                     Depositor

-    Credit Enhancer (10% or more)                           Depositor

-    Derivative Counterparty                                 Depositor


                                      I-3-1

                        FORM 8-K DISCLOSURE INFORMATION

              ITEM ON FORM 8-K                           PARTY RESPONSIBLE
              ----------------                           -----------------
-    Custodian                                               Custodian

     ITEM 2.04- TRIGGERING EVENTS THAT                       Depositor
      ACCELERATE OR INCREASE A DIRECT                     Master Servicer
   FINANCIAL OBLIGATION OR AN OBLIGATION              Securities Administrator
   UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other
than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

    ITEM 3.03- MATERIAL MODIFICATION TO               Securities Administrator
         RIGHTS OF SECURITY HOLDERS                           Trustee
                                                             Depositor
Disclosure is required of any material
modification to documents defining the
rights of Certificateholders, including the
Pooling and Servicing Agreement.

    ITEM 5.03- AMENDMENTS OF ARTICLES OF                     Depositor
          INCORPORATION OR BYLAWS;
           CHANGE OF FISCAL YEAR

Disclosure is required of any amendment "to the governing documents of the issuing entity".

      ITEM 6.01- ABS INFORMATIONAL AND                       Depositor
           COMPUTATIONAL MATERIAL

      ITEM 6.02- CHANGE OF SERVICER OR               Master Servicer/Securities
          SECURITIES ADMINISTRATOR                    Administrator/Depositor/
                                                          Servicer/Trustee
Requires disclosure of any removal,
replacement, substitution or addition of
any master servicer, affiliated servicer,
other servicer servicing 10% or more of
pool assets at time of report, other
material servicers or trustee.

Reg AB disclosure about any new servicer or      Servicer/Master Servicer/Depositor
master servicer is also required.

Reg AB disclosure about any new Trustee is                    Trustee
also required.

 ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT OR      Depositor/Securities Administrator
              EXTERNAL SUPPORT

Covers termination of any enhancement in manner other than by its terms, the addition of an


                                      I-3-2

                        FORM 8-K DISCLOSURE INFORMATION

              ITEM ON FORM 8-K                           PARTY RESPONSIBLE
              ----------------                           -----------------
enhancement, or a material change in the
enhancement provided. Applies to external
credit enhancements as well as derivatives.

Reg AB disclosure about any new enhancement                  Depositor
provider is also required.

   ITEM 6.04- FAILURE TO MAKE A REQUIRED              Securities Administrator
                DISTRIBUTION                                  Trustee

     ITEM 6.05- SECURITIES ACT UPDATING                      Depositor
                 DISCLOSURE

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

If there are any new servicers or                            Depositor
originators required to be disclosed under
Regulation AB as a result of the foregoing,
provide the information called for in Items
1108 and 1110 respectively.

        ITEM 7.01- REG FD DISCLOSURE                        All parties

          ITEM 8.01- OTHER EVENTS                            Depositor

Any event, with respect to which
information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.

    ITEM 9.01- FINANCIAL STATEMENTS AND           Responsible party for reporting/
                  EXHIBITS                     disclosing the financial statement or
                                                              exhibit


                                      I-3-3

                                    EXHIBIT J

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

                          (RMBS unless otherwise noted)

     KEY: X - obligation

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN ITS MANAGEMENT ASSERTION THAT IT IS ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN IT IS RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS. CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE SALE AND SERVICING AGREEMENT, DATED AS OF JUNE 1, 2007, AMONG MERRILL LYNCH MORTGAGE INVESTORS, INC., AS DEPOSITOR, WELLS FARGO BANK, N.A., AS MASTER SERVICER AND SECURITIES ADMINISTRATOR, AND HSBC BANK USA, NATIONAL ASSOCIATION, AS TRUSTEE.

                                                                          SECURITIES     MASTER
REG AB REFERENCE                   SERVICING CRITERIA                   ADMINISTRATOR   SERVICER
----------------   --------------------------------------------------   -------------   --------
                   GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor          X             X
                   any performance or other triggers and events of
                   default in accordance with the transaction
                   agreements.

1122(d)(1)(ii)     If any material servicing activities are                   X             X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to         N/A           N/A
                   maintain a back-up servicer for the Pool Assets
                   are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is                       X
                   in effect on the party participating in the
                   servicing function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.

                   CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are deposited into the             X             X
                   appropriate custodial bank accounts and related
                   bank clearing accounts no more than two business
                   days following receipt, or such other number of
                   days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of          X             X
                   an obligor or to an investor are made only by
                   authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding                                X
                   collections, cash flows or distributions, and any
                   interest or other fees charged for such advances,
                   are made, reviewed and approved as specified in
                   the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as          X             X
                   cash reserve accounts or accounts established as a
                   form of over collateralization, are separately
                   maintained (e.g., with respect to commingling of
                   cash) as set forth in the transaction agreements.

                                                                          SECURITIES     MASTER
REG AB REFERENCE                   SERVICING CRITERIA                   ADMINISTRATOR   SERVICER
----------------   --------------------------------------------------   -------------   --------
1122(d)(2)(v)      Each custodial account is maintained at a                  X             X
                   federally insured depository institution as set
                   forth in the transaction agreements. For purposes
                   of this criterion, "federally insured depository
                   institution" with respect to a foreign financial
                   institution means a foreign financial institution
                   that meets the requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis            X             X
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and related
                   bank clearing accounts. These reconciliations are
                   (A) mathematically accurate; (B) prepared within
                   30 calendar days after the bank statement cutoff
                   date, or such other number of days specified in
                   the transaction agreements; (C) reviewed and
                   approved by someone other than the person who
                   prepared the reconciliation; and (D) contain
                   explanations for reconciling items. These
                   reconciling items are resolved within 90 calendar
                   days of their original identification, or such
                   other number of days specified in the transaction
                   agreements.

                   INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed          X             X
                   with the Commission, are maintained in accordance
                   with the transaction agreements and applicable
                   Commission requirements. Specifically, such
                   reports (A) are prepared in accordance with
                   timeframes and other terms set forth in the
                   transaction agreements; (B) provide information
                   calculated in accordance with the terms specified
                   in the transaction agreements; (C) are filed with
                   the Commission as required by its rules and
                   regulations; and (D) agree with investors' or the
                   trustee's records as to the total unpaid principal
                   balance and number of Pool Assets serviced by the
                   Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and                 X             X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth in
                   the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted               X             X
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor             X             X
                   reports agree with cancelled checks, or other form
                   of payment, or custodial bank statements.

                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool assets is
                   maintained as required by the transaction
                   agreements or related pool asset documents.

1122(d)(4)(ii)     Pool assets and related documents are safeguarded
                   as required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements in
                   the transaction agreements.

                                                                          SECURITIES     MASTER
REG AB REFERENCE                   SERVICING CRITERIA                   ADMINISTRATOR   SERVICER
----------------   --------------------------------------------------   -------------   --------
1122(d)(4)(iv)     Payments on pool assets, including any payoffs,
                   made in accordance with the related pool asset
                   documents are posted to the Servicer's obligor
                   records maintained no more than two business days
                   after receipt, or such other number of days
                   specified in the transaction agreements, and
                   allocated to principal, interest or other items
                   (e.g., escrow) in accordance with the related pool
                   asset documents.

1122(d)(4)(v)      The Servicer's records regarding the pool assets
                   agree with the Servicer's records with respect to
                   an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an
                   obligor's pool assets (e.g., loan modifications or
                   re-agings) are made, reviewed and approved by
                   authorized personnel in accordance with the
                   transaction agreements and related pool asset
                   documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                   forbearance plans, modifications and deeds in lieu
                   of foreclosure, foreclosures and repossessions, as
                   applicable) are initiated, conducted and concluded
                   in accordance with the timeframes or other
                   requirements established by the transaction
                   agreements.

1122(d)(4)(viii)   Records documenting collection efforts are
                   maintained during the period a pool asset is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return
                   for pool assets with variable rates are computed
                   based on the related pool asset documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's pool
                   asset documents, on at least an annual basis, or
                   such other period specified in the transaction
                   agreements; (B) interest on such funds is paid, or
                   credited, to obligors in accordance with
                   applicable pool asset documents and state laws;
                   and (C) such funds are returned to the obligor
                   within 30 calendar days of full repayment of the
                   related pool assets, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax
                   or insurance payments) are made on or before the
                   related penalty or expiration dates, as indicated
                   on the appropriate bills or notices for such
                   payments, provided that such support has been
                   received by the servicer at least 30 calendar days
                   prior to these dates, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any
                   payment to be made on behalf of an obligor are
                   paid from the Servicer's funds and not charged to
                   the obligor, unless the late payment was due to
                   the obligor's error or omission.

                                                                          SECURITIES     MASTER
REG AB REFERENCE                   SERVICING CRITERIA                   ADMINISTRATOR   SERVICER
----------------   --------------------------------------------------   -------------   --------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible                             X
                   accounts are recognized and recorded in accordance
                   with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is maintained as set forth
                   in the transaction agreements.

                                    EXHIBIT K

                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

Re: Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage
    Pass-Through Certificates

I, [identify name of certifying individual], [title of certifying individual] of [name of servicing company] (the "Servicer"), hereby certify that:

     (1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the [related servicing agreement] (the "Servicing Agreement") has been made under my supervision; and

     (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:
      ----------------

                                        [Servicer]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       K-1